Form N-SAR

Sub-Item 77Q1(e)
Copies of new or amended Registrant investment advisory contracts
33-63212, 811-7736


Investment Advisory Agreement for Modular Portfolio Construction Portfolio dated May 1, 2009 is incorporated herein by reference to Exhibit 4(ggggg) to Post-Effective Amendment No. 47 to Janus Aspen Series registration statement on Form N-1A, filed on May 1, 2009, accession number 0001035704-09-000032 (File No. 33-63212).

Form of Amendment to Sub-Advisory Agreement for Janus Aspen INTECH Risk-Managed Core Portfolio dated December 9, 2008 is incorporated herein by reference to
Exhibit 4(hhhhh) to Post-Effective Amendment No. 47 to Janus Aspen Series registration statement on Form N-1A, filed on May 1, 2009, accession number 0001035704-09-000032 (File No. 33-63212).

Amendment to Investment Advisory Agreement for Fundamental Equity Portfolio dated May 1, 2009 is incorporated herein by reference to Exhibit 4(iiiii) to Post-Effective Amendment No. 47 to Janus Aspen Series registration statement on Form N-1A, filed on May 1, 2009, accession number 0001035704-09-000032 (File No. 33-63212).

Amendment to Investment Advisory Agreement for International Growth Portfolio dated May 1, 2009 is incorporated herein by reference to Exhibit 4(jjjjj) to Post-Effective Amendment No. 47 to Janus Aspen Series registration statement on Form N-1A, filed on May 1, 2009, accession number 0001035704-09-000032 (File No. 33-63212).

Amendment to Investment Advisory Agreement for Large Cap Growth Portfolio dated May 1, 2009 is incorporated herein by reference to Exhibit 4(kkkkk) to Post-Effective Amendment No. 47 to Janus Aspen Series registration statement on Form N-1A, filed on May 1, 2009, accession number 0001035704-09-000032 (File No. 33-63212).

Amendment to Investment Advisory Agreement for Mid Cap Growth Portfolio dated May 1, 2009 is incorporated herein by reference to Exhibit 4(lllll) to Post-Effective Amendment No. 47 to Janus Aspen Series registration statement on Form N-1A, filed on May 1, 2009, accession number 0001035704-09-000032 (File No. 33-63212).

Amendment to Investment Advisory Agreement for Worldwide Growth Portfolio dated May 1, 2009 is incorporated herein by reference to Exhibit 4(mmmmm) to Post-Effective Amendment No. 47 to Janus Aspen Series registration statement on Form N-1A, filed on May 1, 2009, accession number 0001035704-09-000032 (File No. 33-63212).